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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
         Date of Report (Date of earliest event reported) July 23, 2004


                           LONG ISLAND FINANCIAL CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                               0-29826                 11-3453684
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation or organizati        File Number)       Identification Number)


                               One Suffolk Square
                         1601 Veterans Memorial Highway
                            Islandia, New York 11749
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 348-0888
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if change since last report)








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Item 7.     Financial Statements and Exhibits.
            ---------------------------------

Exhibit 99.1  Press Release dated July 23, 2004

Item 12.    Results of Operations and Financial Condition.
            ---------------------------------------------

      On July 23, 2004, the registrant issued a press release announcing the registrant's earnings for the second quarter of fiscal year 2004 and the prior declaration of a dividend.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LONG ISLAND FINANCIAL CORP.


                                          /s/ Douglas C. Manditch
                                          -----------------------
                                    By:   Douglas C. Manditch
                                          President & Chief Executive Officer
                                          Date: July 23, 2004


                                          /s/ Thomas Buonaiuto
                                          --------------------
                                    By:   Thomas Buonaiuto
                                          Vice President & Treasurer
                                          Date: July 23, 2004



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                                  EXHIBIT INDEX



    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1              Press release July 23, 2004